Goodwill and Intangibles, net	12 Months Ended
Sep. 30, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangibles, including DAC and VOBA, net
mmary of the changes in the carrying amounts of goodwill and intangible assets associated with Spectrum Brands’ continuing operations are as follows:

		Intangible Assets
	Goodwill	Indefinite Lived	Definite Lived	Total
Balance at September 30, 2015	$2,138.9	$957.6	$637.7	$1,595.3
Adjustments	3.3	—	3.2	3.2
Impairments (Note 2)	(10.7)	(2.7)	—	(2.7)
Periodic amortization	—	—	(60.6)	(60.6)
Effect of translation	1.8	(1.0)	0.6	(0.4)
Balance at September 30, 2016	2,133.3	953.9	580.9	1,534.8
Adjustments	—	—	(0.9)	(0.9)
Acquisitions (Note 3)	135.0	81.1	67.1	148.2
Impairments (Note 2)	—	(16.3)	—	(16.3)
Periodic amortization	—	—	(62.0)	(62.0)
Effect of translation	8.8	5.6	2.6	8.2
Balance at September 30, 2017	$2,277.1	$1,024.3	$587.7	$1,612.0

The fair values of the hardware and home improvement, global pet supplies, home and garden control and global auto care product categories, which are also Spectrum Brands’ reportable segments, exceeded their carrying values by 93.2%, 38.6%, 352.3% and 12.4%, respectively. As a result, no impairment was recognized and there were no reporting units that were deemed at risk of impairment.
Definite Lived Intangible Assets
Amortizable intangible assets associated with Spectrum Brands’ continuing operations as of September 30, 2017 and 2016 consist of the following:

	September 30, 2017			September 30, 2016
	Cost	Accumulated Amortization	Net	Cost	Accumulated Amortization	Net
Customer relationships	$671.7	$(222.3)	$449.4	$653.4	$(183.5)	$469.9
Technology assets	194.6	(59.7)	134.9	181.3	(76.8)	104.5
Trade names	18.5	(15.1)	3.4	18.3	(11.8)	6.5
	$884.8	$(297.1)	$587.7	$853.0	$(272.1)	$580.9

Certain trade names intangible assets have an indefinite life and are not amortized. The balance of trade names not subject to amortization was $1,024.3 and $953.9 as of September 30, 2017 and 2016, respectively. During Fiscal 2017, Spectrum Brands recognized $16.3 impairment on indefinite life intangible assets due to the reduction in value of certain tradenames in response to changes in management’s strategy. During Fiscal 2016, Spectrum Brands recognized $2.7 impairment on indefinite-lived intangible assets. In connection with its annual impairment testing of indefinite-lived intangible assets, Spectrum Brands concluded that the fair values of its intangible assets exceeded their carrying values resulting in no impairment for Fiscal 2015.
See Note 2, Significant Accounting Policies and Practices and Recent Accounting Pronouncements, for further detail.
Amortization expense associated with Spectrum Brands’ continuing operations for Fiscal 2017, 2016 and 2015 was $62.0, $60.6 and $53.8, respectively. Excluding the impact of any future acquisitions or changes in foreign currency, the Company anticipates the annual amortization expense of intangible assets for the next five fiscal years will be as follows:

Fiscal Year	Estimated Amortization Expense
2018	$57.5
2019	57.4
2020	55.0
2021	49.7
2022	48.0